Subsequent Events	6 Months Ended
Jun. 30, 2021
Disclosure of events after reporting period [text block] [Abstract]
SUBSEQUENT EVENTS

NOTE 11 - SUBSEQUENT EVENTS:

a.

Acquisition of CyberKick

On July 4, 2021, the Company completed the acquisition of all issued and outstanding share capital of CyberKick, which provides solutions for security and privacy tools developers and consumers. The initial consideration paid was $9.3 million, which consisted of cash consideration of $3.7 million and equity consideration of $5.6 million paid by the issuance of 4,062,045 ordinary shares of the Company (based on average weight of the share price for an agreed period prior to the acquisition).

The consideration may be increased by an additional earn-out payment of up to $3 million to CyberKick founders, subject to certain revenue targets of CyberKick during the first and second year following the closing of the transaction, provided that the entitlement shall be only of the founders who are still engaged by CyberKick at such time. The Company may decide, at its sole discretion, to pay the earn-out consideration in equity, in whole or in part.

The costs associated with the acquisition were approximately $215 thousand and are recorded in general and administrative expense.

The acquisition date fair value of the consideration transferred was $9,508 thousand, which consisted of the following:

July 4, 2021
U.S. dollar in thousands

Consideration:
Cash	3,700
Fair value of ordinary shares issued	5,808
9,508

The following table summarizes the preliminary fair values of assets acquired and liabilities assumed as of the date of acquisition:

July 4, 2021
U.S. dollar in thousands

Customer relations	3,228
Technologies	792
Goodwill	6,311
Property and equipment, net	2
Deferred tax liabilities	(825)
Net assets acquired	9,508

Due to the timing of the transaction closing date, the fair values assigned to assets acquired and liabilities assumed are preliminary, based on management’s estimates and assumptions and may be subject to change as additional information is received. The Company expects to finalize the valuation as soon as practicable, but not later than one year from the acquisition date.

The estimated useful life of the acquired technologies is 10 years, and the customer relations is between 2 to 8 years. Goodwill primarily represented the value of expected synergies arising from the acquisition, as well as assembled workforce.

The Company issued 4,062,045 ordinary shares with an estimated fair value of $5,808 thousand, representing $1.43 per share. The fair value of ordinary shares issued was determined using the Company's market price per share in the TASE as of the closing date, translated into U.S. dollars using the exchange rate as of such date.

The Company assumed earn-out consideration to CyberKick’s founders with an estimated fair value of $3 million. The fair value of the earn-out consideration was allocated to future services and will be expensed over the remaining service periods.

b.

Options grant

On August 25, 2021, the Company’s Board of Directors approved an aggregate grant of 1,657,572 options to purchase 1,657,572 ordinary shares (1,657,572 ADSs), to officers, employees and consultants. The exercise prices of the options granted range from NIS 0 to NIS 4 per share, their vesting schedules range between 6 months to 3 years, and they will expire between 3 to 10 years from the grant date.

In addition, on September 19, 2021, the Company’s shareholders approved an aggregate grant of 483,750 options to purchase 483,750 ordinary shares (483,750 ADSs) to 5 members of the Company’s Board of Directors, including the Company’s CEO. The grant date of the options is set on July 22, 2021, with an exercise price of NIS 4.6 per share, the options vest over 3 years, and they will expire 10 years from the grant date.